WRITTEN ACTION OF THE BOARD OF DIRECTORS
OF
NET TALK.COM, INC.

The undersigned, being all of the members of the Board of Directors of NET TALK.COM, INC., a Florida corporation (the “Company”), acting pursuant to the terms of §607.0821, Florida Statutes, and by agreement of the undersigned not otherwise proscribed by the Company’s Articles of Incorporation or By-Laws, hereby take the following written actions in lieu of holding a meeting regarding same:

1.   Approval of 2011 Stock Option Plan.  The Board of Directors has determined it to be advisable and in the best interests of the Company, and hereby approves that the Company enter into, execute, deliver and adopt the Net Talk 2011 Stock Option Plan, a copy of this is attached hereto as Exhibit A (the “Plan”), which, among other matters, provides up to 20,000,000 shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”) may be issued pursuant to the Plan.

2.   Reservation of Common Stock.  The Company’s Board of Directors hereby authorizes and directs the Company to set aside and reserve 20,000,000 shares of the Company’s Common Stock for issuance in connection with the Plan.

3.   Procedural Matters.  The Board of Directors hereby authorizes the Company’s Chief Executive Officer to execute and deliver, on behalf of the Company, any and all agreements, instruments or documents, and to do any and all other acts and things, on behalf of the Company, which he may deem necessary or advisable to carry out the intent an purpose of the foregoing written action.

4.   Counterparts.  This written action of the Board of Directors may be executed in any number of counterparts, by means of multiple signature pages each containing less than all required signatures, and by means of facsimile signatures, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page to follow]

Dated: June 15,2011.

DIRECTORS:

Anastasios Kyriakides

Kenneth Hosfeld

Bill Rodriguez

Leo Manzewitsch

George Gabb

[Signature page to Written Action of Board of Directors of Net Talk.com, Inc.]